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                                                                  EXHIBIT 10.8



                              DELCATH SYSTEMS, INC.
                                 PROMISSORY NOTE


$__________                                                September __, 2000



         FOR VALUE RECEIVED, DELCATH SYSTEMS, INC., a Delaware corporation (the "Company") with its principal executive office at 1100 Summer Street, Stamford, Connecticut 06905, promises to pay to:

                           ___________________________
                           ___________________________
                           ___________________________

(the "Payee") or permitted successors and assigns of the Payee, on or before June __, 2001, the principal amount of ____________________and 00/100 Dollars ($_______) (the "Principal Amount"), together with interest thereon, at the rate of 22% per annum, at Payee's address set forth above, or at such other place as the Payee shall have notified the Company before any payment hereunder. The Note shall not be prepayable.

         This Note is one of several notes (the "Bridge Notes") issued by the Company in the aggregate principal amount of $230,000 to provide bridge financing pending the consummation of a proposed initial public offering by the Company of its common stock (the "IPO").

         If the Company defaults in the payment of principal and interest on the Bridge Notes, and has not closed on an initial public offering within nine (9) months from the date of this Note then the Company, at its option, may satisfy the Bridge Notes by issuing that aggregate number of shares of the Company as equal to ten (10%) percent of the Company's then outstanding number of shares, after giving effect to the issuance of shares to all the Bridge Note holders. Each Payee shall be entitled to receive his pro rata portion of such aggregate number of shares. If the Company does not exercise its option to satisfy the Bridge Notes through issuance of shares then within 10 days of any such default then any Payee shall have the right to demand payment in shares as provided herein.

         The Company further agrees:

         (i) Upon the consummation of the IPO, it will segregate from the proceeds received therefrom the amount equal to the principal and interest payable through maturity of the Note in a Certificate of Deposit which it shall earmark for repayment of the Note.

         (ii) It will make available to the Payee copies of any registration statement registering its stock with the Securities and Exchange Commission if and when requested by the Payee.

         (iii) It will reimburse the Payee for expenses, including legal fees, incurred by Payee in connection with the loan evidenced by this Note provided such amount is submitted to the Company in advance of the loan and agreed to and accepted by the Company.

         Anything above to the contrary notwithstanding, this Note shall become immediately due and payable if the Company shall: (i) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of it or any of its properties, (ii) admit in writing its inability to pay its debts as they
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mature, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt or insolvent or be the subject of an order for relief under Title 11 of the United States Code, (v) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage or any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against him or it in any proceeding under any such law, or (vi) take or permit to be taken any action in furtherance of or for the purpose of effecting any of the foregoing.

         This Note shall be construed in accordance with the laws of New York and all legal proceedings to enforce payment shall be brought in the state or federal courts located in New York City.

         The Company hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by Payee of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

         IN WITNESS WHEREOF, this Note has been executed and delivered on the date specified above by the duly authorized representative of the Company.

                                        DELCATH SYSTEMS, INC.



                                        By: _____________________________
                                                 Name:
                                                 Title:


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